Fees Summary	Oct. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 149,514,950
Previously Paid Amount	0
Total Fee Amount	20,648.01
Total Offset Amount	0
Net Fee	$ 20,648.01